UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2020

_______________________________

WORTHINGTON INDUSTRIES INC

(Exact name of registrant as specified in its charter)

_______________________________

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road

Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

and

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On March 26, 2020, Worthington Industries, Inc. (the "Registrant") issued a news release reporting results for the three-month period and the nine-month period ended February 29, 2020. A copy of the news release (the "Release") is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Registrant is providing the disclosure below and supplementing the risk factors described in Item 1A of the Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 2019 (the "Form 10-K") with the following risk factor. The information in this Current Report on Form 8-K should be read in conjunction with the risk factors described in the Form 10-K and the information under the "Safe Harbor Statement" in the Form 10-K.

The novel coronavirus (COVID-19) and other possible pandemics and similar outbreaks, could result in material adverse effects on our business, financial position, results of operations and cash flows.

The novel coronavirus ("COVID-19") pandemic, and the various governmental, industry and consumer actions related thereto, are having and could continue to have negative impacts on our business, including potential significant volatility in the demand for our products, changes in customer and consumer behavior and preferences, disruptions in or closures of our manufacturing operations, disruptions within our supply chain, limitations on our employees' ability to work and travel, significant changes in economic or political conditions, and related financial and commodity volatility.

Despite our efforts to manage the impacts, the degree to which COVID-19 and related actions ultimately impact our business, financial position, results of operations and cash flows will depend on factors beyond our control including the duration, spread and severity of the outbreak, the actions taken to contain COVID-19 and mitigate its public health effects, the impact on the U.S. and global economies, and how quickly and to what extent normal economic and operating conditions resume.

Item 9.01. Financial Statements and Exhibits.

(a) - (c)    Not applicable.

(d)            Exhibits:  The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on March 26, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES INC

Date: March 26, 2020	By:	/s/ Dale T. Brinkman
Dale T. Brinkman
Senior Vice President-Administration, General Counsel & Secretary